FOR IMMEDIATE RELEASE	TSX symbol: CTI

CHEMOKINE THERAPEUTICS ANNOUNCES 2004 FINANCIAL AND OPERATING RESULTS

Vancouver, BC (March 11, 2005) – Chemokine Therapeutics Corp. (the Company) (Toronto Stock Exchange: CTI), a biotechnology company developing drugs in the field of chemokines and cytokines, today announced the audited financial and operating results of the year ended December 31, 2004.

Chemokine Therapeutics achieved a number of important milestones in 2004 including:

-     Completion of Phase I clinical trials for our lead compound CTCE-9908, being developed for the prevention of metastasis of cancer tumours;

-     Initiation of Phase I clinical trials for our second lead compound, CTCE-0214, being developed for immune system recovery;

-     Strengthening of balance sheet through the successful placement of our initial public offering totaling CDN$18.4 million and listing of our common shares on the Toronto Stock Exchange; and

-     Entering into a research collaboration with Procter & Gamble Pharmaceuticals, Inc. to explore the potential of chemokines for vascular and cardiovascular diseases.

Dr. Hassan Salari, President and Chief Executive Officer of Chemokine Therapeutics said, “2004 was a significant year for our company as the potential of our drug development capabilities became increasingly recognized by industry players and the capital markets, evidenced by our successful IPO.  As we look forward to the rest of 2005, the Company now has two products in clinical trials, two partnerships and the capital required to support our business plan.”

Financial Results

(In U.S. dollars unless otherwise specified)

We incurred a net loss of $3,095,240 ($0.26 per share) during the twelve months ended December 31, 2004 compared to a net loss of $2,506,705 ($0.25 per share) during the same period in 2003. The increase in our net loss was principally caused by the increase in general and administrative expenses as described below.

Research and development expenses were $1,786,427 during the twelve months ended December 31, 2004, a decrease of $113,825 from the $1,900,252 comparative amount recorded in the twelve months ended December 31, 2003.  Research and development expenses in 2004 were primarily attributable to research staff salaries and contract research and manufacturing costs related to Phase I clinical trials of CTCE-9908 and CTCE-0214.

General and administrative expenses increased to $1,336,082 in the twelve months ended December 31, 2004 from $697,501 in the comparative period in 2003.  The year over year increase reflects higher professional fees for accounting and legal services and additional salary costs, in part, as a result of the Company preparing to become a public reporting company.

Other income was $12,692 for the twelve months ended December 31, 2004 compared with $18,527 for the twelve months ended December 31, 2003.  Other income was primarily interest earned on cash balances.

As of December 31, 2004 we had cash of $11,436,478 compared with $1,153,044 as of December 31, 2003.  During the year, we raised $14,380,821 before cash offering costs of $1,775,080.  In December of 2004 we closed our initial public offering of 16,000,000 shares of our common stock.  The common stock was offered at a price of CDN$1.00 per share for gross proceeds of CDN$16,000,000 or $13,264,799 and net proceeds of $11,576,484 after agent’s commissions and offering costs.  The over-allotment or “greenshoe” option of the initial public offering was subsequently exercised, in full, on January 31, 2005 under which we issued an additional 2,400,000 common shares for gross proceeds of CDN$2,400,000 or $1,938,720.  We also received $275,000 during 2004 from Procter & Gamble Pharmaceuticals, Inc. related to a research collaboration, which we have recorded as deferred revenue.

About Chemokine Therapeutics Corp. (Toronto Stock Exchange: CTI)

Chemokine is a biotechnology company developing drugs in the field of chemokines and cytokines, a family of small, soluble proteins, which signal stem cell transport and growth into mature cells.  These stem cells are master primitive cells, capable of producing billions of mature cells necessary for repair and regeneration.  Chemokines and cytokines also play an important role in cancer and autoimmune disorders which can paradoxically contribute to the survival and growth of such diseases. Chemokine has two product candidates in clinical trials; CTCE-0214, for immune system recovery, and CTCE-9908, to prevent the spread of cancer and its continued growth.  In addition, Chemokine maintains a drug discovery program to identify new chemokine-based drug candidates. Pharmaceutical Product Development, Inc. and Procter & Gamble Pharmaceuticals, Inc. have signed strategic agreements with Chemokine to collaborate on research and development.  For more information, please visit our website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Financial Tables Follow:

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED CONSOLIDATED BALANCE SHEETS

(Expressed in U.S. dollars)

	December 31,
	2004	2003
ASSETS

CURRENT ASSETS
Cash	$11,436,478	$1,153,044
Amounts receivable	5,560	500
Prepaid expense and deposit	57,898	13,066

TOTAL CURRENT ASSETS	11,499,936	1,166,610

OTHER ASSETS	51,312	356,418

	$11,551,248	$1,523,028

LIABILITIES

CURRENT LIABILITIES	$914,489	906,538

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: 2004 – 2,000,000; 2003 – 2,150,000	2,000	2,150

COMMON STOCK
Authorized – 50,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: 2004 – 29,343,206; 2003 – 10,398,082	29,343	10,398

ADDITIONAL PAID-IN CAPITAL	21,620,796	8,524,082

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(11,015,380)	(7,920,140)

	10,636,759	616,490

	$11,551,248	$1,523,028

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Expressed in U.S. dollars)

	Years Ended December 31,
	2004	2003	2002

REVENUE	$-	$-	$-

EXPENSES
Research and development	1,786,427	1,900,252	875,777
General and administrative	1,336,082	697,501	1,323,241
Amortization of license	8,662	1,937	294
Depreciation of property and equipment	10,135	7,529	32,489
Foreign exchange loss (gain)	(33,374)	(81,987)	7,127

	3,107,932	2,525,232	2,238,928

OTHER INCOME	12,692	18,527	4,867

NET (LOSS)	$(3,095,240)	$(2,506,705)	$(2,234,061)

NET (LOSS) PER COMMON SHARE -
BASIC AND DILUTED	$(0.26)	$(0.25)	$(0.25)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	12,059,677	10,076,304	8,936,818

For further information contact:

Chemokine Therapeutics Corp.

David Karp

Chief Financial Officer

Phone: (604) 822-3347

or

Ian Harper

Director of Investor Relations and

Corporate Development

Phone: (604) 822-0305

E-mail: iharper@chemokine.net

Internet: www.chemokine.net

U.S. Media Enquiries

Richard E. Cooper / Jennifer K. Zimmons, Ph.D.

Strategic Growth International
(212)-838-1444

jzimmons@sgi-ir.com

Canadian Media Enquiries

Ross Marshall

The Equicom Group Inc.

Phone: (416) 815-0700 (Ext.238)

E-mail: rmarshall@equicomgroup.com

Fax: (416) 815-0080